Exhibit 10.18

THIRD AMENDMENT (2012-3) TO THE

PENSION PLAN FOR EMPLOYEES OF AMPHENOL CORPORATION
AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2011

Pursuant to Section 12.1 of the Pension Plan for Employees of Amphenol Corporation as amended and restated effective January 1, 2011 (the “Plan”), the Plan is hereby amended as follows:

1.                                      Section 16.23(a) Amphenol Salaried, Eligible Class, is amended in its entirety, to read as follows:

(a)  With respect to benefits described in Exhibit A:  Employment as a salaried Employee who receives a regular stated compensation other than a retirement payment, retainer or fee, at one of the following participating divisions or locations of Amphenol Corporation or another Participating Employer:

Spectra Strip, Hamden, Connecticut (Spectra Strip)

Amphenol RF, Danbury, Connecticut (Non Spectra Strip)

Amphenol Fiber Optic Product, Lisle, Illinois (Non Spectra Strip)

Amphenol Tuchel Electronics, Canton, MI (Non Spectra Strip)

Amphenol Interconnect Product Company, Endicott, New York (Non Spectra Strip)

Amphenol Cable on Demand (Non Spectra Strip)

Amphenol RF Severna Operations (closed division) (Non Spectra Strip)

Notwithstanding the foregoing, or anything herein to the contrary, Eligible Class shall exclude:

(i)                                     Any person in any other Eligible Class currently accruing credits under the Plan or any other defined benefit pension plan to which the Employer or any Affiliated Employer is contributing;

(ii)                                  Any employee whose conditions of employment are determined by collective bargaining, unless such employment shall be included in the Plan by the express terms of a collective bargaining agreement;

(iii)                               Any person whose employment is not for at least 1,000 Hours of Service during any Plan Year;

(iv)                              Any Employee of a Foreign Subsidiary if such Employee is not a citizen of the United States;

(v)                                 Any Employee of a Foreign Subsidiary if contributions under a funded plan of deferred compensation are provided by a person or corporation, other than the Employer, with respect to the remuneration paid to such Employee by such Foreign Subsidiary; and

(vi)                              Any Employee of a Foreign Subsidiary if such Employee was not transferred by the Employer to employment with the Foreign Subsidiary directly from employment with the Employer.

2.                                      16.23(b) Amphenol Hourly, Eligible Class, is amended in its entirety, to read as follows:

(b)  With respect to benefits described in Exhibit B:  Employees employed on an hourly basis at one of the following participating division or locations of Amphenol Corporation or another Participating Employer:

Hourly Employees of Spectra Strip, Hamden, Connecticut (Spectra Strip Hourly Pension)

Hourly Employees of Amphenol RF Severna Operations (Teamsters Local 97) (closed division) (Non Spectra Strip Hourly Severna)

Hourly Employees of RF Danbury Employees (International Brotherhood of Electrical Works, Local 2015, AFL-CIO) (Non Spectra Strip Hourly - Danbury)

Hourly Employees of Amphenol Interconnect Products (Non Spectra Strip Hourly - Endicott)

Hourly Employees of Amphenol Cable on Demand (Non Spectra Strip Hourly - Endicott)

Hourly Employees of Amphenol Fiber Optics Products (Non Spectra Strip Hourly - Lisle)

Notwithstanding the foregoing, or anything herein to the contrary, Eligible Class shall exclude:

(i)                                     Any Employee in any other Eligible Class who is an active participant of the Plan or any plan maintained by a Participating Employer;

(ii)                                  Any Employee whose conditions of employment are determined by collective bargaining, unless such Employee shall be included in the Plan by the express terms of a collective bargaining agreement;

(iii)                               Any Employee who is not a Spectra Strip Employee whose regularly scheduled employment is for less than 1,000 Hours of Service during a Plan Year;

(iv)                              Any Employee of a Foreign Subsidiary if such Employee is not a citizen of the United States; and

(v)                                 Any Employee of a Foreign Subsidiary if contributions under a funded plan of deferred compensation are provided by any person or corporation, other than the Employer, with respect to the remuneration paid to such Employee by such Foreign Subsidiary; and

(vi)                              Any Employee of a Foreign Subsidiary if such Employee was not transferred by the Employer to employment with the Foreign Subsidiary directly from employment with the Employer.

3.                                      The cover page to Exhibit A, Amphenol Salaried Employees Eligible Class, is amended in its entirety to read as follows:

With respect to benefits described in Exhibit A:  Employment as a salaried Employee who receives a regular stated compensation other than a retirement payment, retainer or fee, at one of the following participating divisions or locations of Amphenol Corporation or another Participating Employer:

Spectra Strip, Hamden, Connecticut (Spectra Strip)

Amphenol RF, Danbury, Connecticut (Non Spectra Strip)

Amphenol Fiber Optic Product, Lisle, Illinois (Non Spectra Strip)

Amphenol Tuchel Electronics, Canton, MI (Non Spectra Strip)

Amphenol Interconnect Product Company, Endicott, New York (Non Spectra Strip)

Amphenol Cable on Demand (Non Spectra Strip)

Amphenol RF Severna Operations (closed division) (Non Spectra Strip)

Notwithstanding the foregoing, or anything herein to the contrary, Eligible Class shall exclude:

(i)                                     Any person in any other Eligible Class currently accruing credits under the Plan or any other defined benefit pension plan to which the Employer or any Affiliated Employer is contributing;

(ii)                                  Any employee whose conditions of employment are determined by collective bargaining, unless such employment shall be included in the Plan by the express terms of a collective bargaining agreement;

(iii)                               Any person whose employment is not for at least 1,000 Hours of Service during any Plan Year;

(iv)                              Any Employee of a Foreign Subsidiary if such Employee is not a citizen of the United States;

(v)                                 Any Employee of a Foreign Subsidiary if contributions under a funded plan of deferred compensation are provided by a person or corporation, other than the Employer, with respect to the remuneration paid to such Employee by such Foreign Subsidiary; and

(vi)                              Any Employee of a Foreign Subsidiary if such Employee was not transferred by the Employer to employment with the Foreign Subsidiary directly from employment with the Employer.

Note:

(1)                                 General.  This Exhibit constitutes (i) the text of a prior plan that was merged and consolidated with the Plan effective December 31, 1997, and (ii) subsequent amendments to the terms of the prior plan.  This document does not reflect amendments required to be made pursuant to GUST or subsequent legislation.  All such amendments have been made to the Plan document, and apply to this Exhibit.

(2)                                 January 1, 2007 Plan Freeze.  The Plan document has been amended, effective January 1, 2007, to cease accruals for certain Participants, and to modify certain death and disability benefits.  The amendment applies to this Exhibit.  See Sections 1.1(b) and 4.1 of the Plan document to determine the effect of this amendment on the terms of this Exhibit, including certain grandfather rules.

4.                                      The cover page to Exhibit B, Amphenol Hourly Employees Eligible Class, is amended in its entirety to read as follows:

With respect to benefits described in Exhibit B:  Employees employed on an hourly basis at one of the following participating division or locations of Amphenol Corporation or another Participating Employer:

Hourly Employees of Spectra Strip, Hamden, Connecticut (Spectra Strip Hourly Pension)

Hourly Employees of Amphenol RF Severna Operations (Teamsters Local 97) (closed division) (Non Spectra Strip Hourly Severna)

Hourly Employees of RF Danbury Employees (International Brotherhood of Electrical Works, Local 2015, AFL-CIO) (Non Spectra Strip Hourly - Danbury)

Hourly Employees of Amphenol Interconnect Products (Non Spectra Strip Hourly - Endicott)

Hourly Employees of Amphenol Cable on Demand (Non Spectra Strip Hourly - Endicott)

Hourly Employees of Amphenol Fiber Optics Products (Non Spectra Strip Hourly - Lisle)

Notwithstanding the foregoing, or anything herein to the contrary, Eligible Class shall exclude:

(i)                                     Any Employee in any other Eligible Class who is an active participant of the Plan or any plan maintained by a Participating Employer;

(ii)                                  Any Employee whose conditions of employment are determined by collective bargaining, unless such Employee shall be included in the Plan by the express terms of a collective bargaining agreement;

(iii)                               Any Employee who is not a Spectra Strip Employee whose regularly scheduled employment is for less than 1,000 Hours of Service during a Plan Year;

(iv)                              Any Employee of a Foreign Subsidiary if such Employee is not a citizen of the United States; and

(v)                                 Any Employee of a Foreign Subsidiary if contributions under a funded plan of deferred compensation are provided by any person or corporation, other than the Employer, with respect to the remuneration paid to such Employee by such Foreign Subsidiary; and

(vi)                              Any Employee of a Foreign Subsidiary if such Employee was not transferred by the Employer to employment with the Foreign Subsidiary directly from employment with the Employer.

Note:

This Exhibit constitutes (i) the text of a prior plan that was merged and consolidated with the Plan effective December 31, 1997, and (ii) subsequent amendments to the terms of the prior plan.  This document does not reflect amendments required to be made pursuant to GUST or subsequent legislation.  All such amendments have been made to the Plan document, and apply to this Exhibit.

AMPHENOL CORPORATION

DATED: December 19, 2012	BY:	/s/ Jerome F. Monteith
Jerome F. Monteith
Its: Vice President, Human Resources